UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  July 18, 2011

Champion Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

West Virginia

(State or Other Jurisdiction of Incorporation)

0-21084                                                      55-0717455

             (Commission File No.)                      (IRS Employer Identification No.)

             2450 First Avenue
             P. O. Box 2968
            Huntington, West Virginia                                                                                                                 25728

            (Address of Principal Executive Offices)                                                                                       (Zip Code)

(304) 528-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
0	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
0	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
0	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
0	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations
Item 1.02 – Termination of a Material Definitive Agreement.

In a Current Report on Form 8-K filed January 4, 2010, Champion Industries, Inc. (“Champion”) advised that pursuant to a Forbearance Agreement dated December 29, 2009 among Fifth Third Bank, as Administrative Agent for Lenders under Champion’s Credit Agreement dated September 14, 2007, Champion and Marshall T. Reynolds, Marshall T. Reynolds was required to lend to Champion $3,000,000 in exchange for a subordinated unsecured promissory note in like amount.  This subordinated unsecured promissory note is dated December 29, 2009, bears interest at the Wall Street Journal Prime Rate and matures September 14, 2014 (the “Note”).
On July 18, 2011, Champion and Marshall T. Reynolds entered into and consummated an Exchange Agreement dated July 18, 2011 (the “Exchange Agreement”) pursuant to which the Note, together with the $147,875 of interest accrued thereon but unpaid at June 30, 2011, was exchanged for common stock of Champion at a conversion ratio based upon the $2.40 per share book value of Champion common stock as of April 30, 2011, the date of the most recent filing of financial information by Champion with the United States Securities and Exchange Commission.
Pursuant to the Exchange Agreement, Mr. Reynolds transferred, assigned and conveyed to Champion the Note, together with all interest thereon accrued, in exchange for 1,311,615 shares of Champion common stock, par value $1.00.  The ratio of exchange was $2.40 of principal and accrued interest for one share of common stock.
Marshall T. Reynolds is the Chairman of the Board of Directors, President and Chief Executive Officer and largest shareholder of Champion.
In accordance with Champion’s disinterested director policy, the Exchange Agreement was approved by the independent and disinterested members of Champion’s board of directors, who determined that the transactions provided for in the Exchange Agreement are on terms no less favorable to Champion than those generally available from unaffiliated third parties.
The shares of Champion common stock issued in the exchange were issued under an exemption from the registration requirements of the Securities Act of 1933 (the “Act”) as a private placement exempt under Section 4(2) of the Act.
The foregoing summary of certain provisions of the Exchange Agreement is qualified in its entirety by reference to the complete Exchange Agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Section 3 – Securities and Trading Markets
Item 3.02 – Unregistered Sales of Equity Securities.
The description under “Item 1.02 – Termination of a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits
10.1 Exchange Agreement dated July 18, 2011 between Champion Industries, Inc. and Marshall T. Reynolds.
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)
Date: July 18, 2011
/s/ Todd R. Fry Todd R. Fry, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Exchange Agreement dated July 18, 2011 between Champion Industries, Inc. and Marshall T. Reynolds.